INTERNATIONAL
TVK5675
Insituform
ST. LOUIS

Insituform®
Global Pipeline Protection™

Insituform Technologies, Inc. Investor Update March 2010 Exhibit 99.1

Insituform
Global Pipeline Protection™
united
United Pipeline Systems
BAYOU
An Insituform® Company
corrpro
An Insituform® Company

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The
Company makes forward-looking statements in this document that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,”
“plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual
Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 1, 2010. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the
Company in this document are qualified by these cautionary statements.
In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
Insituform®, the Insituform® logo, Insitumain™, United Pipeline Systems®, Bayou Companies™, Corrpro®, Insituform
Blue® and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform
Technologies, Inc. and its affiliates.

Global Pipeline Protection
SEWER
Sewer rehabilitation remains our core business, with profits and backlog improving in North America, Europe and Asia-Pacific.
WATER
ENERGY AND MINING
The scope of our energy and mining capabilities has significantly expanded with our acquisitions of The Bayou Companies and Corrpro Companies.

Insituform Global Pipeline Protection
United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

GLOBAL PIPELINE PROTECTION
™
GLOBAL
We have operations spanning six continents
We are the only company of our kind with the
comprehensive capabilities and experience needed
to serve the world’s pipeline infrastructure
PIPELINE
Pipelines are the core of what we do
We tackle the myriad of challenges facing not just
sewer pipelines, but those in the water,
energy
and
mining industries as well
PROTECTION
Internal corrosion is just one of the many threats
facing pipelines
We address a complete spectrum of pipeline
protection needs – our goal is to safeguard pipes –
inside and out, onshore and offshore – before,
during and after installation

Pipe coating
Pipeline inspection, monitoring and maintenance
Fabrication
Cathodic protection
Lining
Insulation
Logistics capabilities
Project management
Research and development
Manufacturing
Cured-in-place pipe
Engineering services

2009 REVENUES: $726,866
(in thousands)
By Segment
By Product
north american sewer rehabilitation: $354,418
energy and mining: $241,878
european sewer rehabilitation: $85,893
asia-pacific sewer rehabilitation: $33,256
water rehabilitation: $11,521
contracting: $501,883
engineering services: $100,376
manufacturing / material sales: $62,078
coatings and related services: $58,623
licensing (royalties): $3,906

Insituform Global Pipeline Protection
united United Pipeline Systems
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corrpro An Insituform Company

Our Products and Services NOW!
Flagship franchise - Insituform® cured in place pipe
process (CIPP) for sewer pipeline rehabilitation
Newly-introduced InsituMain™ system for water
pipeline rehabilitation
In 2009, we significantly expanded our offerings to
include solutions that protect the world’s vital
pipeline infrastructure focused on the energy and
mining sector:
We are NOW experts in corrosion control and cathodic
protection through Bayou Companies, Corrpro
Companies and United Pipeline Systems
We provide services for onshore and offshore oil and
gas pipeline installations
We have one of the premier deep water coating,
insulation and prefabrication facilities on the Gulf Coast

Insituform
Global Pipeline Protection
united
United Pipeline Systems
BAYOU
An Insituform Company
corrpro
An Insituform Company

Financial Performance
Gross Profit/Margin by Product
(dollars in thousands)
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
Contracting Coatings and
related services
Engineering
Services
Manufacturing
(Internal/External)
Licensing
(royalties)
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
Gross Profit Gross Margin
(IN THOUSANDS, EXCEPT PER SHARE DATA)
2009 2008 2007 2006 2005
Revenues 726,866 $ 536,664 $ 495,570 $ 527,419 $ 483,595 $
Gross profit 190,591 129,597 99,108 129,003 121,026
Operating income 49,117 33,882 13,530 36,311 35,545
Income from continuing operations 30,241 24,076 12,866 26,303 20,160
Income from continuing operations, excluding
restructuring charges and acquisition-related
expenses (non-GAAP) (Note 1) 38,926 24,076 12,866 26,303 20,160
Net income 26,171 21,640 2,543 24,678 13,160
Diluted Earnings Per Share
Income from continuing operations 0.81 $     0.86 $     0.47 $     0.96 $     0.75 $
Income from continuing operations, excluding
restructuring charges and acquisition-related
expenses  (non-GAAP) (Note 1) 1.04 0.86 0.47 0.96 0.75
Net income 0.70 0.77 0.09 0.90 0.49
NOTE 1:  For the 2009 Financial Reconciliation (Non-GAAP), see page A-2
FOR THE YEARS ENDED DECEMBER 31,

2005
2006
2007
2008
2009

Insituform Global Pipeline Protection
United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Financial Condition
2009 operating cash flow was
$55.6 million, the strongest in
our history, at 1.8 times net
income
Total cash (unrestricted) at
December 31, 2009 was $106.1
million
Capital structure very healthy and conservative before and after acquisitions in early 2009
Operating Cash Flows
(dollars in thousands)
$0
$20,000
$40,000
$60,000
0.0
0.5
1.0
1.5
2.0
Cash flow from continuing operations Ratio to Net Income
2008 Debt to Equity
Debt Equity
2009 Debt to Equity
Debt Equity
(dollars in thousands) 2009 2008
Consolidated Total Indebtedness 114,242 $ 65,938 $
Consolidated Total Equity 543,522 370,989
Debt to Equity 21.0% 17.8%
December 31,

BACKLOG BY SEGMENT
(in millions)
December 31, 2008
$249.1
December 31, 2009
$463.4
north american sewer rehabilitation: $150.8
asia-pacific sewer rehabilitation: $46.2
european sewer rehabilitation: $25.2
energy and mining: $18.7
water rehabilitation: $8.2
north american sewer rehabilitation: $180.9
energy and mining: $180.2
asia-pacific sewer rehabilitation: $57.4
european sewer rehabilitation: $37.2
water rehabilitation: $7.7

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU
corrpro An Insituform Company

Growth Prospects
NAR year-over-year
backlog growth was 20%
(from December 31, 2008
to December 31, 2009)
Within Energy and Mining
group, United Pipeline
Systems’ backlog was
$57.1 million at
December 31, 2009, a
record for this division;
significant orders in
Bayou since year-end
2009
Asia-Pacific backlog
increased by 24% in
2009, with significant
growth from Australia and
Hong Kong. Since year-
end 2009, another $18
million in contract
backlog has been
acquired in Singapore

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

SEWER REHABILITATION
execution capabilities (both manufacturing and contracting businesses); focus on winning and executing large projects; capitalizing on market growth from influx of federal stimulus funding
Europe – Focus on improving profitability through right-sizing installation businesses, expanding third party tube sales, optimizing German joint venture and lowering fixed operating expenses party tube sales through development of certified installer program throughout Asia
WATER REHABILITATION
Focus on successful implementation of InsituMain™
Development of broader water platform to capitalize on growing water infrastructure needs globally
ENERGY AND MINING
Continued investment in building business development opportunities for comprehensive service platform
double joint welding, etc.
Focus on selective geographic expansion (Asia, Middle East) coordinated with current Insituform theatre management
The Future is NOW!
Our Global Vision
North America – Continued profitability improvements through optimization of project management and
Asia-Pacific – Growth in India, Hong Kong and Australia, expansion into Singapore, growth of third
Expand service offering selectively through joint ventures and partnerships – insulation coatings,

Insituform
Global Pipeline Protection

united
United Pipeline Systems

BAYOU
An Insituform Company

corrpro
An Insituform Company

Operating profit in 2009 increased by $23.0 million, or 150.0%, from 2008, with an uplift in gross margin to 25.8% from 22.2% - one of the strongest performances in NAR’s history
Growth in operating income was primarily attributable to the following factors:
-
Due to revenue growth - $3.1 million
-
Manufacturing profitability improvements - $3.7 million
-
Lower operating costs - $7.1 million
-
Lower fuel / resin prices - $6.9 million
-
Reduction of cost of quality and execution errors - $2.2 million
Win rate by $ increasing as we focus on larger projects:
-
Win rate increased to 56% for 2009, from 45% for full year of 2008
-
Won nine projects over $5 million totaling $81 million in 2009
Contract backlog $180.9 million at December 31, 2009,  up 20% from $150.8 million at December 31, 2008
Continue to optimize market share and win rate – focus on large projects
Continue to capture stimulus work in 2010-2011 (approximately $86 million in project acquisitions in 2009)
Continuous improvement in project management capability
Increase operating expense efficiency – LEVERAGE GROWTH
Grow third party tube sales business through increased market penetration
North American Sewer Rehabilitation (NAR)
Anticipate NAR revenue growth
in 2010 of approximately 8-10%
(1)
See financial reconciliation on page A-3
($ in "000") 2009
2008
(1)
2007
(1)
Revenue 354,418 $        340,296 $        348,085 $
Gross profit 91,346              75,435              58,890
Gross margin % 25.8% 22.2% 16.9%
Operating income 38,357              17,041              (3,367)
Operating margin % 10.8% 5.0% -1.0%
Backlog 180,858            150,808            159,974

PERFORMANCE
OUTLOOK

Insituform
Global Pipeline Protection™
united
United Pipeline Systems
BAYOU
An Insituform® Company
corrpro
An Insituform® Company

European Sewer Rehabilitation
PERFORMANCE
Gross margin trends very positive – 26.5% in 2009 versus 22.3% for 2008
Quality improvements – large improvement on project execution (fewer project write-downs)
Backlog growing - $37.2 million at December 31, 2009 versus $25.2 million at December 31, 2008, a 47.9% improvement
In December 2009, reorganized the European business, exiting certain unprofitable contracting markets, along with realignment of various functions and responsibilities throughout Europe, thereby reducing administrative overhead costs – took restructuring charge of $4.6 million
– anticipated annualized cost savings of approximately $3.2 million with virtually all in 2010
In conjunction with reorganization, acquired remaining 25% minority interest in CIPP tube manufacturing operation in UK – will unlock opportunities for growing third-party tube sales throughout Europe
Agreed to new regulation and guidelines for joint venture in Germany to ensure better cooperation – should lead to improved profitability
OUTLOOK
Improved profitability in 2010 from a variety of factors – exit from loss-producing contracting markets, improved manufacturing profitability resulting from growth in third party tube sales and more optimized transfer pricing, and lower operating costs
Introduction of InsituMain™ into select European markets
(1)
See financial reconciliation on page A-3

($ in "000") 2009
(1)
2008
(1)
2007
Revenue 85,993 $          104,225 $       100,658 $
Gross profit 22,774 23,228 23,300
Gross margin % 26.5% 22.3% 23.1%
Operating income 3,561 964 5,368
Operating margin % 4.1% 0.9% 5.3%
Backlog 37,195 25,150 39,011

Insituform
Global Pipeline Protection
united
United Pipeline Systems
BAYOU
An Insituform Company
corrpro
An Insituform Company

Asia-Pacific Sewer Rehabilitation
PERFORMANCE
Grew revenues from $10.1 million in 2008 to $33.3 million in 2009 - 228% growth
Creating a capable execution organization on a market-specific basis – contracting focus on large-diameter pipes and product sale focus on small-diameter pipes
India – strong relationship with joint venture partner, Subhash Projects and Marketing Ltd, increasing operational capabilities, opening new regional markets
Using recent Sydney award to grow share in Australian market
Singapore – acquired licensee in January 2010
Certified installer program to promote tube sales in small-diameter markets (Singapore, China)
Backlog at December 31, 2009 of $57.4 million versus $46.2 million at December 31, 2008
OUTLOOK
Growth from strong backlog positions in Australia, Hong Kong and Singapore
Indian market, after a one-year lull, should return to normal market conditions, with significant tenders coming mid-year and beyond
Opening manufacturing facility in Asia – should reduce costs, thereby further enabling growth of tube sales in region
($ in "000")
2009
(1)
2008 2007
Revenue 33,256 $   10,129 $  973 $
Gross profit 9,032         2,938        544
Gross margin % 27.2% 29.0% 55.9%
Operating income 3,441         1,639        (507)
Operating margin % 10.3% 16.2% -52.1%
Backlog 57,423       46,238      34,362
(1)
See financial reconciliation on page A-3

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

Water Rehabilitation
PERFORMANCE
Introduced InsituMain™ in March 2009 -
- Fully Structural CIPP water product
- Current capability - diameters from 6” to 36”, operating pressures up to 150 psi and any type of host pipe material – very important as it should allow us to address 70% of market issues
- Epoxy resin system allows adhesive seal of connections (versus mechanical seal)
Pilot testing throughout 2009 and early 2010 has been successful
Secured approximately $4.8 million in new project awards to be completed in 2010
Key to success and growth – getting cost profile below dig and replace methods
OUTLOOK
2010 will be pivotal year for business segment as it transitions from pilot phase into fully commercial contracting business
Expect business to grow to $30 million in revenues and contribute modest operating profits in 2010
($ in "000") 2009 2008 2007
Revenue 11,521 $   13,447 $      4,248 $
Gross profit 254            1,745            445
Gross margin % 2.2% 13.0% 10.5%
Operating income (2,578)       (1,658)          (1,584)
Operating margin % -22.4% -12.3% -37.3%
Backlog 7,708        8,173            2,113

Insituform
Global Pipeline Protection™
united
United Pipeline Systems
BAYOU
An Insituform® Company
corrpro®
An Insituform® Company

Energy and Mining
PERFORMANCE
Integration of 2009 acquisitions completed with annualized run rate savings > $6.0 million, with approximately $3.5 million incremental to
2009
Corrpro performed as planned for 2009
Bayou performance down in 2009 due to persistent weak market conditions and delays in pipe delivery
UPS experienced downturn in 2009 related to lower copper and gas pricing – However, there was significant backlog growth in second half of 2009, at record level of $57 million at December 31, 2009
Platform sales momentum created by recent Mexican project awards
OUTLOOK
Backlog at a record level of $180.2 million at December 31, 2009 (December 31, 2008 was $18.7 million, representing only UPS, as Bayou and Corrpro were acquired in first quarter 2009)
UPS should achieve record results in 2010 due to the strength of its backlog and other project opportunities on global basis
Market conditions have improved significantly for Bayou in recent months – approximately $22 million in two projects awards in February
2010
Bayou’s Baton Rouge pipe coating facility has 2010 orders exceeding annual capacity
Bayou’s Canadian pipe coating and insulation operation (51% owned joint venture) poised to contribute profitably in first full year of business
($ in "000")
2009
(1)
2008 2007
Revenue 241,678 $      60,567 $        41,606 $
Gross profit 67,185            18,250            15,929
Gross margin % 27.8% 30.1% 38.3%
Operating income 18,472            10,896            9,120
Operating margin % 7.6% 18.0% 21.9%
Backlog 180,178         18,703            26,225
(1)
See financial reconciliation on page A-3

Insituform Global Pipeline Protection
united United Pipeline Systems
BAYOU An Insituform Company
corrpro An Insituform Company

First significant cross E&M platform sale in Fall 2009 – total value $27 million
Scope – oil and water line replacement, which includes elements for
TiteLiner®, CCSI, Corrpro, Bayou Welding Works
Direct relationship with Petróleos Mexicanos (“Pemex”) (versus contractors)
Creates future opportunities for work with Pemex and well field developers
Robust bid table:
Mexico - >$100 million in first half 2010
Canadian Oil Sands – In October 2009, added pipe coating and insulation capability in western Canada through Bayou
North Sea
Energy and Mining – Platform Opportunities

Insituform
Global Pipeline Protection
united
United Pipeline Systems
BAYOU
An Insituform Company
corrpro
An Insituform Company

We are continuing to review opportunities to expand capability:
Pipeline inspection / leak detection – complementary to Corrpro capabilities on industrial side
Front-end development of maintenance programs – complement
our execution capability
Flexible pipe opportunities to access markets where dig and
replace will remain dominant
Pipeline integrity services
Focus on Water for Future Growth

NOW
GLOBAL PIPELINE PROTECTION™

Insituform Global Pipeline Protection™
united United Pipeline Systems
BAYOU An Insituform® Company
corrpro An Insituform® Company

The Future is NOW!
We have expanded our vision and we
have opened up much larger
addressable markets to sustain higher
growth rates in the future
We have momentum in each of our
business segments for growth in
revenue and profitability
Annual earnings per share guidance for
2010 of $1.45 - $1.55

Appendix

We are Insituform.

The Insituform Family of Companies

Insituform
ST. LOUIS, MO

		Key products & services / Markets served		
	Core Business	Wastewater	Drinking Water	Energy & Mining
Insituform Technologies, Inc. St. Louis, Missouri	Rehabilitation solutions for wastewater and drinking water pipelines	Insituform® CIPP iPlus® Composite iPlus Infusion®	InsituMain™ CIPP InsituGuard® Thermopipe® iTAP® Robotic Service Reinstatement	
United Pipeline Systems Durango, Colorado	High-density polyethelene lining solutions for the rehabilitation and protection of pipelines used to transport corrosive or abrasive materials	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™
The Bayou Companies, Inc. New Iberia, Louisiana	Project management, logistics and prefabrication of onshore, offshore and deepwater pipelines, including coating, lining and insulation			Fusion bond epoxy coatings Deepwater insulations Steel catenary riser welding Quad joint fabrication Barge, rail and truck loading/unloading capabilities
Corrpro Companies, Inc. Houston, Texas	Cathodic protection systems, corrosion solutions and engineering services for wastewater, drinking water, energy and mining pipelines, storage tanks and other structures	Cathodic protection systems and accessories Corrosion control services Pipeline construction Pipeline inspection, monitoring and maintenance Pipeline integrity management		

Insituform® Global Pipeline Protection™

united® United Pipeline Systems

BAYOU An Insituform® Company

corrpro® An Insituform® Company

Insituform is a leading global provider of proprietary technologies and services for rehabilitating and maintaining sewer, water and energy and mining piping systems and the corrosion protection of industrial pipelines
A-1

Insituform
Global Pipeline Protection™
united
United Pipeline Systems
BAYOU
An Insituform® Company
corrpro
An Insituform® Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP) on page 5:
A-2
Amount EPS
Income from continuing operations (as reported) 30,241 $   0.81 $
Restructuring charges 3,796       0.10
Acquisition-related expenses 4,889       0.13
Income from continuing operations excluding
restructuring charges and acquisition-related expenses 38,926 $   1.04 $
2009 Financial Reconciliation (Non-GAAP)

Insituform
Global Pipeline Protection™
united
United Pipeline Systems
BAYOU
An Insituform Company
corrpro
An Insituform® Company

Financial Reconciliation
(GAAP to Non-GAAP Information)
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP)
A-3
As Reported Adjusted As Reported Adjusted
($ in "000") 2009 Adjustment 2009 ($ in "000") 2007 Adjustment 2007
Revenue 85,993 $       - $              85,993 $   Revenue 348,085 $     - $              348,085 $
Gross profit 22,774          -                  22,774      Gross profit 58,890          -                  58,890
Operating expense 20,430          (1,217)         19,213      Operating expense 62,257          -                  62,257
Restructuring charges 3,349           (3,349)         -              Settlement of litigation (4,500)          4,500          -
Operating income (1,005)          4,566          3,561       Operating income 1,133           (4,500)         (3,367)
As Reported Adjusted As Reported Adjusted
($ in "000") 2009 Adjustment 2008 ($ in "000") 2008 Adjustment 2008
Revenue 33,256 $       - $              33,256 $   Revenue 340,296 $     - $              340,296 $
Gross profit 9,032           -                  9,032       Gross profit 75,435          -                  75,435
Operating expense 5,591           -                  5,591       Operating expense 60,094          -                  60,094
Acquisition-related expenses 22                (22)             -              Proxy-related expenses -                   (1,700)         (1,700)
Operating income 3,419           22              3,441       Operating income 15,341          1,700          17,041
As Reported Adjusted As Reported Adjusted
($ in "000") 2009 Adjustment 2009 ($ in "000") 2008 Adjustment 2008
Revenue 241,678 $     - $              241,678 $ Revenue 112,225 $     (8,000) $      104,225 $
Gross profit 67,185          -                  67,185      Gross profit 31,228          (8,000)         23,228
Operating expense 48,713          -                  48,713      Operating expense 23,564          -                  23,564
Restructuring charges 676              (676)            -              Settlement of litigation -                   (1,300)         (1,300)
Acquisition-related expenses 6,872           (6,872)         -              Operating income 7,664           (6,700)         964
Operating income 10,924          7,548          18,472
Asia-Pacific Sewer Rehabilitation
Energy and Mining European Sewer Rehabilitation
North American Sewer Rehabilitation (NAR)
North American Sewer Rehabilitation (NAR)
European Sewer Rehabilitation